UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 26, 2006

Date of Report (Date of earliest event reported)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06357	13-2595091
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington		98004
(Address of principal executive offices)		(Zip Code)

(425) 453-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 17, 2006, Esterline Technologies Corporation, a Delaware corporation (the “Company”), was apprised by the New York Stock Exchange (“NYSE”) that the Company’s Proxy Statement filed on January 24, 2006 in connection with its 2006 Annual Meeting of Shareholders (the “Proxy Statement”) did not identify the Company’s Lead Independent Director as required by Section 303A.03 of the NYSE Listed Company Manual.

The Company has determined that this information was inadvertently omitted from the Proxy Statement, and is filing this Current Report on Form 8-K in order to disclose that the Company’s Lead Independent Director is John Clearman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: May 26, 2006	By:	/s/ Robert D. George
Name: Robert D. George Title: Vice President, Chief Financial Officer, Secretary and Treasurer